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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                           --------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): October 30, 2006

                           --------------------------

                      INTEGRATED HEALTHCARE HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                           --------------------------

           NEVADA                    0-23511                87-0412182
(State or Other Jurisdiction of    (Commission           (I.R.S. Employer
Incorporation or Organization)     File Number)         Identification No.)

                            1301 NORTH TUSTIN AVENUE
                           SANTA ANA, CALIFORNIA 92705
               (Address of Principal Executive Offices) (Zip Code)

                                 (714) 953-3503
                         (Registrant's telephone number,
                              including area code)

          (Former Name or Former Address, if Changed Since Last Report)

                           --------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 30, 2006, the Audit Committee of the Board of Directors of Integrated Healthcare Holdings, Inc. (the "Company") determined that it is necessary to restate our unaudited condensed consolidated financial statements as of and for the quarters ended March 31, 2006 and June 30, 2006. The restatement relates to the correction of an error in net revenues and accounts receivable for services provided under capitated contracts, discussed further below under Item 4.02, which discussion is incorporated by reference herein.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

     On October 30, 2006, the Audit Committee of our Board of Directors determined that it is necessary to restate our unaudited condensed consolidated financial statements as of and for the quarters ended March 31, 2006 and June 30, 2006. The restatement will relate to the following correction of error:

     The Company's management determined that the Company's unaudited condensed consolidated financial statements as of and for the quarters ended March 31, 2006 and June 30, 2006, should be restated due to an error in the net revenues and accounts receivable. The restatement involves an adjustment to write off patient accounts receivable for services provided under capitated contracts for the quarter ended March 31, 2006 resulting in a decrease in net operating revenues and an increase in operating loss, net loss, accumulated deficit and total stockholders' deficiency of $322,887. The restatement also involves an adjustment to write off patient accounts receivable for services provided under capitated contracts for the quarter ended June 30, 2006 resulting in a decrease in net operating revenues, operating income and net income of $489,324 for the three months ended June 30, 2006 and $812,211 for the six months ended June 30, 2006. The cumulative effect of the adjustments for the quarters ended March 31, 2006 and June 30, 2006 will be an increase to accumulated deficit and total stockholders equity of $812,211.

     As a result, the Company's previously issued unaudited condensed consolidated financial statements and other related financial information as of and for the quarters ended March 31, 2006 and June 30, 2006 should no longer be relied upon. We will include the restated financial information as of and for the quarters ended March 31, 2006 and June 30, 2006 being restated in amendments to our quarterly reports on Form 10-Q for each of these periods, which we expect to file shortly.

     The determination to restate the Company's financial statements for these periods was reached by the Company's Audit Committee, acting on a recommendation from the Company's management that the Company's unaudited condensed consolidated financial statements for the quarters ended March 31, 2006 and June 30, 2006, should be restated due to the discovery of errors resulting in the overstatement of net revenues and patient accounts receivable for services provided under capitated contracts. Our Chief Financial Officer (CFO) and other authorized officers of the Company have discussed the matters disclosed in this Current Report on Form 8-K with the Company's Audit Committee and Ramirez International, our independent registered public accounting firm.

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                                   SIGNATURES
                                   -----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INTEGRATED HEALTHCARE HOLDINGS, INC.


Date: October 31, 2006                  By: /s/ Steven R. Blake
                                            ------------------------------------
                                            Steven R. Blake
                                            Chief Financial Officer